EXHIBIT 99.1

For Immediate Release
Contact: Bill Davis
Perficient, Inc.
314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS FIRST QUARTER 2010 RESULTS

~ Revenues Exceed Consensus Estimate; Quarterly Closed Deals Strongest in Company History; Raises 2010 Revenue Guidance ~

Saint Louis– May 6, 2010 – Perficient, Inc. (NASDAQ: PRFT) a leading information technology consulting firm serving Global 2000 and other large enterprise customers throughout North America, today reported financial results for the quarter ended March 31, 2010.

Financial Highlights

For the first quarter ended March 31, 2010:

▪	Revenues decreased 5% to $48.9 million from $51.3 million during the first quarter of 2009;
▪	Services revenue decreased 5% to $42.7 million from $45.0 million during the first quarter of 2009;
▪
Per share results on a fully diluted basis were flat at $0.03 compared to the first quarter of 2009.  The first quarter 2010 results included a charge of $0.4 million or $0.01 per share of transaction costs related to the Kerdock Consulting, LLC (“Kerdock”) acquisition completed in March 2010;

▪	Non-GAAP earnings per share (see attached schedule which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.12 from $0.11 during the first quarter of 2009;
▪	EBITDAS (a non-GAAP measure; see attached schedule which reconciles to GAAP net income) increased 5% to $5.5 million from $5.3 million during the first quarter of 2009;
▪	Net income decreased 5% to $0.8 million from $0.9 million during the first quarter of 2009;
▪
The Company continued to generate strong operating cash flow during the first quarter resulting in $30.3 million in cash, cash equivalents and investments as of March 31, 2010, up $2.3 million compared to December 31, 2009; and

▪
The Company repurchased 116,000 shares of its stock during the quarter at a cost of $1.0 million.  Since the program’s inception, the Company has repurchased 4.7 million shares at a cost of $28.5 million.

“Perficient delivered a strong first quarter, demonstrating our second consecutive quarter of sequential revenue and earnings growth,” said Jeff Davis, Perficient’s chief executive officer and president. “Notably, Q1 closed deals were the highest in the Company’s history and are resulting in Q2 guidance that would represent a third consecutive quarter of growth. The business is continuing to improve and we’re excited to be well-positioned, financially sound and operating in an improving market environment.”

“In addition to the revenue and sales success we witnessed during the first quarter, Perficient was able to restart our acquisitions program with the late March acquisition of Kerdock,” said Kathy Henely, Perficient’s chief operating officer. “We’re pleased to add these new colleagues to our team and expect enterprise performance management to become a key piece of our portfolio as well as an important driver of cross-selling opportunities. We remain committed to supplementing our organic growth with accretive M&A over the next several years.”

Other Highlights

Among other achievements, Perficient:

-- Added new customer relationships and follow-up projects with leading companies including:  Abercrombie & Fitch, Avaya, Blue Cross Blue Shield Massachusetts, Comcast, Cricket Wireless, Eaton Corporation, Finish Line,

FordDirect, Honda Manufacturing, Lexmark, MTS Allstream, Owens Corning, Parker Drilling, Sargento, TrustMark, and many others;

-- Announced the acquisition of Kerdock, an $8 million Oracle enterprise performance management consulting firm;

-- Transitioned its corporate headquarters location from Austin, Texas to St. Louis; and

-- Realized the strongest quarterly closed deals performance in the Company’s history.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially.

The Company expects its second quarter 2010 services and software revenue, including reimbursed expenses, to be in the range of $50.6 million to $54.2 million, comprised of $48.1 million to $50.7 million of revenue from services including reimbursed expenses and $2.5 million to $3.5 million of revenue from sales of software.

The Company is raising its 2010 full-year revenue guidance range to $200 million to $220 million from the previous range of $190 million to $210 million. Additionally, the Company is reiterating its 2010 full-year non-GAAP earnings per share guidance range of $0.50 to $0.60.

Conference Call Details
Perficient will host a conference call regarding first quarter 2010 financial results today at 9:00 a.m. EST.

WHAT: Perficient First Quarter 2010 Results
WHEN: Thursday, May 6, 2010, at 9:00 a.m. EST
CONFERENCE CALL NUMBERS: 888-680-0894 (U.S. and Canada) 617-213-4860 (International)
PARTICIPANT PASSCODE: 65172890
REPLAY TIMES: Thursday, May 6, 2010, at 11:00 a.m. EST, through Thursday, May 13, 2010.
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 32146733

About Perficient
Perficient is a leading information technology consulting firm serving Global 2000 and enterprise customers throughout North America. Perficient’s professionals serve clients from a network of offices across North America and three offshore locations, in Eastern Europe, India and China. Perficient helps clients use Internet-based technologies to improve productivity and competitiveness, strengthen relationships with customers, suppliers and partners and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market(SM), is a member of the Russell 2000® index and the S&P SmallCap 600 index. Perficient is an award-winning "Premier Level" IBM business partner, a TeamTIBCO partner, a Microsoft National Systems Integrator and Gold Certified Partner, a Documentum Select Services Team Partner, and an Oracle Certified Partner. For more information, please visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2010.  Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The “forward-looking” information is based on management’s current intent, belief, expectations, estimates and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements are disclosed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2009 and our quarterly report on Form 10-Q for the quarter ended March 31, 2010. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  This cautionary statement is provided pursuant to

Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying tables entitled “Reconciliation of GAAP to Non-GAAP Measures.”

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2010	2009

Revenues
Services	$42,661	$44,980
Software and hardware	4,073	3,919
Reimbursable expenses	2,181	2,393
Total revenues	48,915	51,292

Cost of revenues
Project personnel costs	27,740	30,152
Software and hardware costs	3,681	3,607
Reimbursable expenses	2,181	2,393
Other project related expenses	1,264	1,123
Stock compensation	630	678
Total cost of revenues	35,496	37,953

Gross margin	13,419	13,339

Selling, general and administrative	8,515	8,726
Stock compensation	1,867	1,785
	3,037	2,828

Depreciation	147	475
Amortization	942	1,111
Acquisition costs	406	-
Income from operations	1,542	1,242

Net interest income	29	98
Net other income	4	176
Income before income taxes	1,575	1,516
Provision for income taxes	707	601
Net income	$868	$915

Basic net income per share	$0.03	$0.03

Diluted net income per share	$0.03	$0.03

Shares used in computing basic net income per share	27,018	28,263

Shares used in computing diluted net income per share	28,482	28,774

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	March 31,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$17,472	$17,975
Short-term investments	5,400	6,327
Total cash, cash equivalents and short-term investments	22,872	24,302
Accounts receivable, net	37,764	38,244
Prepaid expenses	1,202	1,258
Other current assets	911	1,534
Total current assets	62,749	65,338
Long-term investments	7,454	3,652
Property and equipment, net	1,477	1,278
Goodwill	106,664	104,168
Intangible assets, net	8,328	7,605
Other non-current assets	3,203	2,769
Total assets	$189,875	$184,810

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,752	$3,657
Other current liabilities	12,610	11,476
Total current liabilities	16,362	15,133
Other non-current liabilities	1,397	1,329
Total liabilities	17,759	16,462

Stockholders' equity:
Common stock	32	32
Additional paid-in capital	211,886	208,003
Accumulated other comprehensive loss	(247)	(273)
Treasury stock	(28,538)	(27,529)
Accumulated deficit	(11,017)	(11,885)
Total stockholders' equity	172,116	168,348
Total liabilities and stockholders' equity	$189,875	$184,810

About Non-GAAP Financial Measures
Perficient, Inc. (“Perficient”) provides non-GAAP measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), net income and net income per share data as supplemental information regarding Perficient’s business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP measures that management uses to its investors is useful because it allows investors to evaluate Perficient’s performance using the same methodology and information that is used by Perficient’s management. Specifically, non-GAAP net income is used by management primarily to review business performance and determine performance based incentive compensation for executives and other employees.  Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of judgment of which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, non-GAAP net income and non-GAAP net income per share. In addition, some items that are excluded from non-GAAP net income and non-GAAP earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP measures to the investment community as a supplement to its GAAP results, to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Stock-based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Perficient excludes this item for the purposes of calculating EBITDAS, non-GAAP net income and non-GAAP net income per share because it is a non-cash expense that Perficient believes is not reflective of its business performance. The nature of the stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expenses may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods.  Perficient believes that non-GAAP measures of profitability that exclude stock-based compensation are widely used by analysts and investors.

Amortization of Intangible Assets
Perficient has incurred amortization of intangible assets, included in its GAAP financial statements, primarily related to various acquisitions Perficient has made. Management excludes these items for the purpose of calculating EBITDAS, non-GAAP net income and non-GAAP net income per share. Perficient believes that eliminating this expense from its non-GAAP measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements.  Management excludes these items for the purposes of calculating EBITDAS, non-GAAP net income and non-GAAP net income per share.  Perficient believes that excluding these expenses from its non-GAAP measures is useful to investors because these are non-recurring expenses associated with each transaction and are inconsistent in amount and frequency that cause comparison of current and historical financial results to be difficult.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2010	2009
GAAP Net Income	$868	$915
Additions:
Provision for income taxes	707	601
Amortization	942	1,111
Acquisition costs	406	-
Stock compensation	2,497	2,463
Non-GAAP Adjusted Net Income Before Tax	5,420	5,090
Income tax for non-GAAP items (1)	(2,114)	(2,061)
Non-GAAP Net Income	$3,306	$3,029

GAAP Net Income Per Share (diluted)	$0.03	$0.03
Non-GAAP Net Income Per Share (diluted)	$0.12	$0.11
Shares used in computing GAAP and Non-GAAP Net Income Per Share (diluted)	28,482	28,774

(1) The estimated non-GAAP effective tax rate of 39.0% and 40.5% for the three months ended March 31, 2010 and 2009, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2010	2009
GAAP Net Income	$868	$915
Additions:
Provision for income taxes	707	601
Net other income	(4)	(176)
Net interest income	(29)	(98)
Amortization	942	1,111
Depreciation	147	475
Acquisition costs	406	-
Stock compensation	2,497	2,463
EBITDAS (1)	$5,534	$5,291

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income. EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.